Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Trimeris, Inc. (the “Company”) for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James R. Thomas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES R. THOMAS
James R. Thomas
Chief Financial Officer

March 14, 2011

The foregoing certification is being furnished solely pursuant to § 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.